UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2015

LEGACY EDUCATION ALLIANCE, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-184897	39-2079974
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1612 E. Cape Coral Parkway, Cape Coral, Florida 33904
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (239) 542-0643

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

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ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

The information set forth in Item 5.02 of this Current Report on Form 8-K is incorporated into this Item 1.01 by reference.

ITEM 5.02   DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS, APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Certain executives and one of our directors have been awarded equity based compensation under our 2015 Incentive Plan (“Plan”). The Plan was approved by our stockholders at our annual stockholders meeting that was held on July 16, 2015.

The following is a summary of the Plan and this summary does not purport to be complete, and is qualified in its entirety by the Plan, which is incorporated by reference as Appendix B in the Proxy Statement on Schedule DEF14A filed on June 16, 2015 and the form agreement attached hereto as Exhibit 10.1.

The Plan authorizes a broad range of awards, including:

•	stock options;
•	stock appreciation rights;
•	shares of restricted stock;
•	restricted stock units;
•	performance shares and performance units (valued in cash or shares); and
•	other equity based incentive awards.

Awards may be granted under the Plan to any eligible individual, as determined by a committee of our Board of Directors from time to time, on the basis of their importance to the business of the Company pursuant to the terms of the Plan.

The following officers and one of our directors have been awarded equity grants under the Plan:

Participant	James E. May	Iain Edwards	Christian Baeza	Cary Sucoff*
Date of Grant	July 16, 2015	July 16, 2015	July 16, 2015	July 16, 2015
Vesting Commencement Date	July 16, 2015	July 16, 2015	July 16, 2015	July 16, 2015
Number of Shares of Restricted Common Stock Awarded	250,000	234,375	93,750	31,250
Participant’s Services	Chief Administrative Officer and General Counsel	Chief Operating Officer	Chief Financial Officer	Director
Vesting Arrangement	3 year period vesting in equal annual installments in arrears, subject to accelerated vesting upon a change of control	3 year period vesting in equal annual installments in arrears, subject to accelerated vesting upon a change of control	3 year period vesting in equal annual installments in arrears, subject to accelerated vesting upon a change of control	2 year vesting period vesting in equal annual installments in arrears, subject to accelerated vesting upon a change of control and upon termination other than for cause there will be accelerated vesting of one tranche of the award

* Cary Sucoff is a newly elected independent director as of our annual stockholders meeting, and received this grant as part of his director compensation.

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Each of James E. May, Iain Edwards, Christian Baeza, and Cary Sucoff entered into a Restricted Stock Award and Grant Notice, which are attached to this Current Report on Form 8-K as Exhibits 10.2, 10.3, 10.4, and 10.5, respectively, and entered into Restricted Stock Award Agreement in the form attached to this Current Report on Form 8-K in the form attached to this Current Report on Form 8-K as Exhibit 10.1.

ITEM 5.07   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Company held its annual meeting (“Annual Meeting”) of stockholders on July 16, 2015, and the matters described below were submitted to the vote of the common stockholders at the Annual Meeting.

As of the record date for the Annual Meeting, June 3, 2015, there were 20,000,518 shares of the Company’s common stock issued, outstanding and entitled to vote on the matters presented at the Annual Meeting. Holders of 17,380,334 shares of the Company’s Common Stock, or 86.9% of the outstanding shares entitled to vote at the Annual Meeting, were represented at the Annual Meeting in person or by proxy, which constituted a quorum.

1. Each of the following individuals was elected as a director of the Company and will serve in such capacity until their respective successors are elected and qualified or until their earlier death or resignation:

Director	For	Withheld	Abstentions	Broker Non-Votes	Uncast Votes
James K. Bass	16,124,924	4,400	0	1,251,010	2,620,184
Anthony C. Humpage	16,129,324	0	0	1,251,010	2,620,184
Marc Scholvinck	16,129,324	0	0	1,251,010	2,620,184
Cary Sucoff	16,129,324	0	0	1,251,010	2,620,184

2. The appointment of the independent registered public accounting firm MaloneBailey, LLP was ratified by the following vote:

For	Against	Abstentions	Broker Non-Votes	Uncast Votes
17,380,334	0	0	0	2,620,184

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3. The compensation of our named executive officers on an advisory, non-binding basis (say-on-pay) was approved by the following vote:

For	Against	Abstentions	Broker Non-Votes	Uncast Votes
16,128,224	1,100	0	1,252,110	2,619,084

4. The 2015 Incentive Plan, which provides that our Board of Directors may grant equity based incentive awards to certain persons, was approved by the following vote:

For	Against	Abstentions	Broker Non-Votes	Uncast Votes
16,124,924	4,400	0	1,251,010	2,620,184

Exhibit No.	Description

10.1	Form of Restricted Stock Award Grant Notice and Restricted Stock Award Agreement (2015 Incentive Plan)

10.2	Restricted Stock Award and Grant Notice - James E. May

10.3	Restricted Stock Award and Grant Notice - Iain Edwards

10.4	Restricted Stock Award and Grant Notice - Christian Baeza

10.5	Restricted Stock Award and Grant Notice - Cary Sucoff

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 22, 2015

LEGACY EDUCATION ALLIANCE, INC.

By:	/s/ Anthony C. Humpage
	Name:	Anthony C. Humpage
	Title:	Chief Executive Officer

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